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                                                                    EXHIBIT 23.2

                    CONSENT OF INTELLECTUAL PROPERTY COUNSEL

                    HAMILTON, BROOK, SMITH & REYNOLDS, P.C.
                               TWO MILITIA DRIVE
                              LEXINGTON, MA 02173


                                October 11, 1996


     We hereby consent to the reference to our firm under the captions "Risk Factors", "Business", "Legal Matters" and "Experts" in the Prospectus that is a part of the Registration Statement on Form S-1 of Transkaryotic Therapies, Inc.

                                          Hamilton, Brook, Smith & Reynolds,
                                          P.C.